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                                                                    EXHIBIT 99.2

                                  AMENDMENT #1

                     MASTER MORTGAGE LOAN PURCHASE AGREEMENT
                                     BETWEEN
                             RWT HOLDINGS, INC. AND
                        MERRILL LYNCH CREDIT CORPORATION
                            DATED AS OF APRIL 1, 1998

         This Amendment to the Master Mortgage Loan Purchase Agreement between RWT Holdings, Inc. ("Purchaser") and Merrill Lynch Credit Corporation ("Seller") dated as of April 1, 1998 is made this 14th day of December, 1999.

         WHEREAS, Purchaser and Seller entered into a Master Mortgage Loan Purchase Agreement dated as of April 1, 1998 (the "Master Purchase Agreement") for the purposes of establishing between them certain rights and responsibilities as to the sale of certain residential mortgage loans (the "Mortgage Loans"); and

         WHEREAS, Purchaser and Seller wish to amend the Master Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller agree as follows:

         The Master Purchase Agreement between Purchaser and Seller is hereby amended as follows:

         1. The Preliminary Statement is hereby deleted in its entirety and replaced as follows:

                           The Seller desires to sell, from time to time, to the
                  Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional, fixed- and adjustable-rate, residential first mortgage loans (the "Mortgage Loans") as described herein, and which shall be delivered in pools of whole mortgage loans on various dates as provided herein (each a "Closing Date") on a servicing-retained basis. The Purchaser desires the Seller to service and administer, and the Seller is willing to service and administer, each Mortgage Loan for the Purchaser, its successors and assigns from and after the respective Closing Date pursuant to a Master Servicing Agreement, dated as of April 1, 1998, between the Seller and the Purchaser in the form attached as Exhibit 2 hereto. Following its purchase of the Mortgage Loans from the Seller, the Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers,

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                  and the Seller is willing to continue to service and
                  administer the Mortgage Loans pursuant to such Master Servicing Agreement.

         2. Section 3(b) Delivery of Mortgage Loan Documents is hereby deleted in its entirety and replaced as follows:

                  (b) Delivery of Mortgage Loan Documents. Not less than three
                  (3) Business Days prior to the related Closing Date, the Seller shall, with respect to each Mortgage Loan, deliver to the Custodian, the following documents:

                           (i) The original Mortgage Note endorsed, "Pay to the order of______ , without recourse" and signed in the name of the Seller by an authorized officer. The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the Seller.

                           (ii) The original recorded Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage certified by the Seller to be a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

                           (iii) The original Assignment of each Mortgage, executed in blank and in recordable form.

                           (iv) The original policy of title insurance (or a preliminary title report if the original title insurance policy has not been received from the title insurance company).

                           (v) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the Seller to be a true copy of the original of the assignment which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

                           (vi) The original Primary Insurance Policy, if any.

                           (vii) Originals of all assumption and modification agreements, if any.

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                           (viii)   With respect to Additional Collateral
                           Mortgage Loans, a copy of the Mortgage 100 Pledge Agreement or Parent Power(R) Agreement, as the case maybe.

                           If (a) the original Mortgage was not delivered
                  pursuant to clause (ii) above, (b) any intervening assignment was not delivered pursuant to clause (v) above or (c) the original title insurance policy was not delivered pursuant to clause (iv) above, the Seller shall use best reasonable efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser or the Custodian promptly upon receipt thereof. If any such document is not so delivered to the Purchaser or the Custodian within two hundred seventy (270) days following the Closing Date, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased or substituted for by the Seller at the price and in the manner specified in Section 5(c).

                           If the Purchaser finds any document or documents
                  constituting a part of a Mortgage File to be defective in any material respect, the Purchaser shall promptly so notify the Seller. The Seller shall have a period of ninety (90) days within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect cannot be corrected or cured, the Seller will, not later than the expiration of the applicable cure period described above, repurchase or substitute for the related Mortgage Loan at the price and in the manner set forth in Section 5(c).

                           No Assignment of Mortgage shall be recorded so long
                  as MLCC is the Company under the Master Servicing Agreement unless the Purchaser is required to record Assignments of Mortgage pursuant to the terms of a securitization of the Mortgage Loans.

         3.       Section 5(b) is modified by adding the following:

                  (xxvi) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for each Mortgage Loan pursuant to Section 3(b) of the Purchase Agreement have been or shall be delivered to the Custodian pursuant to Section 3(b). The Seller is in possession of a Mortgage File as described in Exhibit 1 hereto, which contains the applicable documents described in Exhibit 1 for the applicable loan program, except for such documents the originals of which have been

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                  delivered to the Custodian. Except for the absence of
                  recording information, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

         4. Section 6(b)(i) is deleted in its entirety and replaced as follows:

                  (i) The Purchaser is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware. The Purchaser has full power and authority (corporate and otherwise) to enter into and perform its obligations under the Program Documents.

         5. Section 16. Successor and Assigns; Assignment of Purchase Agreement is deleted in its entirety and replaced as follows:

                           Section 16. Successor and Assigns; Assignment of
                  Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement cannot be assigned, pledged or hypothecated by the Purchaser or the Seller to a third party without the consent of the other party to this Agreement except if the Purchaser is required to assign this Agreement pursuant to the terms of a securitization of the Mortgage Loans.

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         IN WITNESS WHEREOF, MERRILL LYNCH CREDIT CORPORATION and RWT HOLDINGS,
INC. have caused this Amendment No. 1 to the Master Loan Purchase Agreement to be executed by their respective officers thereunto duly authorized the 14th day of December, 1999.

                                RWT HOLDINGS, INC.

                                By:___________________________________
                                Name: Brett D. Nicholas
                                Title: Vice President

                                MERRILL LYNCH CREDIT CORPORATION

                                By:___________________________________
                                Name: Laurel A. Davis
                                Title: Vice President

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